WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
NOTICE OF NONQUALIFIED STOCK OPTION GRANT
(EXECUTIVE EMPLOYEE)

Grant Number

Pursuant to the Workiva Inc. 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), you have been granted a nonqualified stock option (the “Option”) to purchase shares of Class A Common Stock of Workiva Inc. (the “Company”), as follows:
Grant Date

Total Number of Shares Granted

Exercise Price per Share

Term/Expiration Date:	10 Years/

Vesting Schedule:
Subject to the Plan and the Nonqualified Stock Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following vesting schedule, provided you have not experienced a Termination of Service prior to any vesting date.

Vesting Date(s)	Number or Percentage of Shares that Vest

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Nonqualified Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                        WORKIVA INC.

By:

Name:
Print Name
Title:
Execution Date: ____________ __, 20__

WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
NONQUALIFED STOCK OPTION AGREEMENT
This NONQUALIFIED STOCK OPTION AGREEMENT (the “Option Agreement”), dated as of the Grant Date set forth on the Notice of Nonqualified Stock Option Grant to which this Option Agreement is attached (the “Notice of Grant”), is between Workiva Inc., a Delaware corporation (the “Company”), and the optionee named in the Notice of Grant (the “Optionee”).
WHEREAS, the Company desires to give the Optionee the opportunity to purchase shares of Class A Common Stock of the Company (“Common Stock”) in accordance with the terms of the Plan, a copy of which is attached hereto;
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Grant of Option. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of that number of shares set forth on the Notice of Grant. The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference, made a part hereof, and shall control in the event of any conflict with any other terms of this Option Agreement. Capitalized terms not defined in this Option Agreement shall have the meaning given to such terms in the Plan, as amended from time to time. The Option granted hereunder is intended to be a nonqualified stock option meeting the requirements of the Plan, and not an incentive stock option meeting the requirements of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2.Exercise Price. The exercise price of each share of Common Stock covered by this Option shall be the Exercise Price per Share set forth on the Notice of Grant. It is the determination of the Administrator that on the Grant Date the Exercise Price per Share was not less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock, or (ii) the par value of a share of Common Stock.
3.Term. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, this Option shall expire on the Expiration Date set forth on the Notice of Grant, which date is not more than 10 years from the Grant Date. This Option shall not be exercisable on or after the Expiration Date.
4.Vesting of Option. The Optionee shall have the right to purchase from the Company such number of shares and on such dates as are set forth on the Notice of Grant, provided the Optionee has not experienced a Termination of Service prior to the applicable vesting date. If the Optionee’s Termination of Service occurs for Good Reason (as defined in the Optionee’s Employment Agreement) or occurs by action of the Company without Cause (as defined in the Optionee’s Employment Agreement), the Option shall fully vest on the date of such Termination of Service. The Administrator may accelerate any exercise date of the Option, in its discretion, if it deems such acceleration to be in the best interests of the Company. Once the Option becomes exercisable, it will remain exercisable until it is exercised or until it terminates.
5.Method of Exercising Option. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by written or electronic notice to the Company at its principal office, which is presently located at 2900 University Boulevard, Ames, Iowa 50010, Attention: Option Plan Administrator (the form of such notice is attached hereto as Exhibit A). The notice shall state the election to exercise the Option and the number of whole shares with respect to which it is being exercised; shall be signed by the person or persons exercising the Option; shall, unless the Company otherwise notifies the Optionee, be accompanied by the investment certificate referred to in Paragraph 6; and shall be accompanied by payment of the full exercise price of such shares. Only whole shares will be issued and any fractional shares which might otherwise be issuable upon exercise of an Option shall be forfeited.
The exercise price shall be paid to the Company –
(a)in cash or its equivalent (such as a check); or
(b)through the delivery of shares of Common Stock previously acquired by the Optionee, with a Fair Market Value on the date of exercise equal to the Exercise Price (or portion thereof) due for the number of shares being acquired; or
(c)by decreasing the number of shares for which the Option is exercisable on the date of exercise (in an amount equal to the Exercise Price to be paid, divided by the Fair Market Value of a share of Common Stock on the date of exercise ("net settlement"));
(d)by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option; or
(e)in any combination of the above.
In the event the exercise price is paid, in whole or in part, with shares of Common Stock, the portion of the exercise price so paid shall be equal to the Fair Market Value of the shares delivered or withheld on the date of exercise.
Upon receipt of notice of exercise and payment, the Company shall deliver a certificate or certificates representing the shares with respect to which the Option is so exercised. The Optionee shall obtain the rights of a shareholder upon receipt of a certificate(s) representing such shares. Until such time, the Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares issuable upon the exercise of any part of the Option.
Such certificate(s) shall be registered in the name of the person so exercising the Option (or, if the Option is exercised by the Optionee and if the Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee’s spouse, jointly, with right of survivorship), and shall be delivered as provided above to, or upon the written order of, the person exercising the Option. In the event the Option is exercised by any person after the death or disability of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased upon exercise of the Option as provided herein shall be fully paid and non-assessable.
6.Shares to be Purchased for Investment. Unless the Company has theretofore notified the Optionee that a registration statement covering the shares to be acquired upon the exercise of the Option has become effective under the Securities Act, and the Company has not thereafter notified the Optionee that such registration statement is no longer effective, it shall be a condition to any exercise of this Option that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act (or of any rules or regulations promulgated thereunder), or of any state laws or regulations. Such restrictions may, in the discretion of the Company, be noted or set forth in full on the share certificates.
7.Non-Transferability of Option. Notwithstanding anything in Section 18(c) of the Plan to the contrary, (i) this Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution, and (ii) during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or, in the event of his or her disability, by his or her guardian or legal representative.
8.Termination of Service. If the Optionee experiences a Termination of Service for any reason (other than death or disability) prior to the Expiration Date, this Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator in its discretion, by the Optionee at any time prior to the earlier of (i) the Expiration Date, or (ii) three months after such Termination of Service if such termination was not for Cause. In the event of the Optionee’s Termination of Service for Cause, this Option shall immediately terminate and cease to be exercisable. Shares subject to the unvested portion of the Option shall be forfeited upon the Optionee’s Termination of Service, except to the extent the Administrator elects to vest such portion.
9.Disability. If the Optionee becomes disabled (within the meaning of Code Section 22(e)(3)) and, prior to the Expiration Date, the Optionee experiences a Termination of Service as a consequence of such disability, this Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator in its discretion, by the Optionee or by the Optionee’s legal representative at any time prior to the earlier of (i) the Expiration Date, or (ii) one year after such Termination of Service.
10.Death. If the Optionee dies during his or her service with the Company or a Related Corporation and prior to the Expiration Date, or if the Optionee experiences a Termination of Service and the Optionee dies following his or her Termination of Service but prior to the earliest of (i) the

Expiration Date, (ii) the expiration of the period determined under Paragraph 9, or (iii) three months following the Optionee’s Termination of Service under Paragraph 8, this Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Administrator in its discretion, by the Optionee’s estate, personal representative, or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Optionee’s death, at any time prior to the earlier of (i) the Expiration Date, or (ii) one year after the date of the Optionee’s death.
11.Taxation Upon Exercise of Option; Withholding. The Optionee understands that, because this Option is a nonqualified stock option, he or she will recognize income for federal income tax purposes at the time the Option is exercised in an amount for each Share equal to the excess of the then Fair Market Value of a share over the Exercise Price per share. The obligation of the Company to deliver shares upon the exercise of this Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of the Option is subject to the withholding requirements of applicable federal, state or local tax law, the Optionee, subject to the provisions of the Plan and such additional withholding rules (the “Withholding Rules”) as may be adopted by the Administrator, may satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date the amount attributable to the exercise of the Option is includible in income by the Optionee. Such election must be made in compliance with the Withholding Rules, and the Company may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local income tax and employment tax withholding requirements. Notwithstanding the foregoing, the Company may limit the number of shares withheld to the extent necessary to avoid adverse accounting consequences.
12.Lock-Up Agreement. The Optionee agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of the public sale of the Company’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this paragraph. The Optionee also agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.
13.Amendment. This Option Agreement may be amended at any time and from time to time by the Administrator, provided that the rights or obligations of the Optionee are not affected adversely by such amendment, unless the consent of the Optionee is obtained or such amendment is otherwise permitted under the terms of the Plan.
14.Clawback Provision. Notwithstanding any other provisions in this Option Agreement to the contrary, any compensation paid or payable to the Optionee pursuant to exercise of this Option which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
15.No Right to Continued Service. Nothing in the Plan or this Option Agreement shall confer upon the Optionee any right to continue in the service of the Company or any Related Corporation or shall interfere with or restrict in any way the rights of the Company and any Related Corporation, which rights are hereby expressly reserved, to discharge or terminate the service of the Optionee at any time for any reason whatsoever.
16.Entire Agreement. This Option Agreement, together with the Plan, sets forth all of the terms and conditions between the parties with respect to the Option.
17.Successors and Assigns. The Company may assign any of its rights under this Option Agreement. This Option Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Optionee and the Optionee's beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.
18.Governing Law. This Option Agreement shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware (without regard to principles of conflicts of laws) shall govern the operation of, and the rights of the Optionee under, the Plan and this Option Agreement.
19.Invalid or Unenforceable Provisions. The invalidity or unenforceability of any provision of this Option Agreement shall not affect any other provision of this Option Agreement, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.
20.Counterparts. The Notice of Grant to which this Option Agreement is attached may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Option Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.
* * * * *

EXHIBIT A
WORKIVA INC. 2014 EQUITY INCENTIVE PLAN
Notice of Exercise of Nonqualified Stock Option
I hereby exercise the nonqualified stock option granted to me pursuant to the Nonqualified Stock Option Agreement dated as of ____________ __, 20__, by Workiva Inc. (the “Company”), with respect to the following number of shares of the Company’s Class A Common Stock (“Shares”), par value $_____ per Share, covered by said option:
Number of Shares to be purchased:            _______
Purchase price per Share:                $_______
Total purchase price:                    $_______
A.    Enclosed is cash or my check in the amount of $________ in full/partial [circle one] payment for such Shares; and/or
B.    Enclosed is/are Share(s) with a total fair market value of $ _______ on the date hereof in full/partial [circle one] payment for such Shares; and/or
C.    Please withhold ______ Shares with a total fair market value of $______ on the date hereof in full/partial [circle one] payment for such Shares (a "net share settlement" exercise); and/or
D.    I have provided notice to _____________ [insert name of broker], a broker, who will render full/partial [circle one] payment for such shares. [Optionee should attach to the notice of exercise provided to such broker a copy of this Notice of Exercise of Nonqualified Stock Option and irrevocable instructions to pay to the Company the full/partial (as elected above) exercise price.]
Please have the certificate or certificates representing the purchased Shares registered in the following name or names*:                                                                   ; and sent to ___________________________________________________.
If the condition in Paragraph 6 (“Shares to be Purchased for Investment”) of the Nonqualified Stock Option Agreement related to the Shares purchased hereby is applicable, the undersigned hereby certifies that the Shares purchased hereby are being acquired for investment and not with a view to the distribution of such shares.
DATED: ______________, 20__                ______________________
Optionee’s Signature